                                                                 EXECUTION COPY

                   AMENDMENT NO. 4 UNDER THE CREDIT AGREEMENT

         Amendment No. 4 dated as February 13, 2002 (this "AMENDMENT") to the Amended and Restated Credit Agreement dated as of March 24, 1999 (as amended and modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000 and Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000, the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified therefore in the Credit Agreement.

                             PRELIMINARY STATEMENTS

         (1) The Borrower has requested that the Lender Parties agree to amend and otherwise modify the Credit Agreement in order to (a) permit a Term B Borrowing to be made on the Amendment No. 4 Effective Date (as hereinafter defined) in the amount of $30,000,000 (the "ADDITIONAL TERM B ADVANCE"), the proceeds of which will be used to repay Revolving Credit Advances, and (b) increase the aggregate amount of Capital Expenditures that the Borrower will be permitted to make to $7,500,000 per Fiscal Year.

         (2) The Lender Parties have indicated their willingness to agree to so amend and otherwise modify the Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS AND MODIFICATIONS OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. (a) Upon the occurrence of the Amendment No. 4 Effective Date, the aggregate Term B Commitments of the Lender Parties shall be increased by $30,000,000, and the Term B Commitment of Bank of America shall be increased by $30,000,000. The Term B Commitments of the Lender Parties (other than Bank of America) will remain unchanged as a result of this Amendment.

         (b) Upon the occurrence of the Amendment No. 4 Effective Date, Section
1.01 of the Credit Agreement is hereby amended to restate the following definitions set forth therein in their entirety to read as follows:

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) (i) all Funded Indebtedness of the Borrower and its Subsidiaries (other than the aggregate principal amount of all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances outstanding on such date) PLUS (ii) the average daily aggregate principal amount of all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances outstanding during the most recently completed Measurement Period prior to such date PLUS (iii) to the extent not otherwise included in subclause (a)(i) or (a)(ii) of this definition, all Indebtedness of the Borrower and its

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         Subsidiaries outstanding on such date that would (or would be required
         to) appear on the Consolidated balance sheet of the Borrower and its Subsidiaries (other than any such outstanding Indebtedness evidenced by the Permitted Preferred Stock) LESS (iv) the average daily aggregate amount of all cash on deposit in the investment accounts and deposit accounts of the Borrower and its Subsidiaries during the most recently completed Measurement Period prior to such date LESS (v)* for any date of determination during the period from the Amendment No. 4 Effective Date (as defined in Amendment No. 4 Under the Credit Agreement dated as of February 13, 2002) to the first anniversary of the Amendment No. 4 Effective Date, the product of (A) $30,000,000 and (B) a fraction, the numerator of which is 365 MINUS the number of days that have elapsed from the Amendment No 4 Effective Date to such date of determination, and the denominator of which is 365, to (b) Pro Forma Consolidated EBITDA of the Borrower and its Subsidiaries for the most recently completed Measurement Period prior to such date.

                  "SENIOR LEVERAGE RATIO" means, at any date of determination, the ratio of (a)(i) all Funded Indebtedness of the Borrower and its Subsidiaries (other than (x) the aggregate principal amount of all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances outstanding on such date and (y) Indebtedness under or in connection with the Senior Subordinated Notes) PLUS (ii) the average daily aggregate principal amount of all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances outstanding during the most recently completed Measurement Period prior to such date PLUS
         (iii) to the extent not otherwise included in subclause (a)(i) or
         (a)(ii) of this definition, all Indebtedness of the Borrower and its Subsidiaries outstanding on such date that would (or would be required to) appear on the Consolidated balance sheet of the Borrower and its Subsidiaries (other than any such outstanding Indebtedness evidenced by the Permitted Preferred Stock and the Senior Subordinated Notes) LESS
         (iv) the average daily aggregate amount of all cash on deposit in the investment accounts and deposit accounts of the Borrower and its Subsidiaries during the most recently completed Measurement Period prior to such date LESS (v)* for any date of determination during the period from the Amendment No. 4 Effective Date (as defined in Amendment No. 4 Under the Credit Agreement dated as of February 13, 2002) to the first anniversary of the Amendment No. 4 Effective Date, the product of
         (A) $30,000,000 and (B) a fraction, the numerator of which is 365 MINUS the number of days that have elapsed from the Amendment No 4 Effective Date to such date of determination, and the denominator of which is 365, to (b) Pro Forma Consolidated EBITDA of the Borrower and its Subsidiaries for the most recently completed Measurement Period prior to such date; it being understood that the $15,000,000 of Net Cash Proceeds received by the Borrower pursuant to the issuance and sale of UIC Common Stock and/or Permitted Preferred Stock to the Equity Investors on or prior to the Amendment No. 3 Effective Date shall be used to prepay the Term Facilities pursuant to Section 2.06(a) and 2.06(b) and that as a result thereof the Senior Leverage Ratio shall be reduced as of the Amendment No. 3 Effective Date.

         (c) Upon the occurrence of the Amendment No. 4 Effective Date, Section 2.04(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) TERM B ADVANCES. The Borrower shall repay to the Administrative Agent for the ratable account of the Term B Lenders the aggregate principal amount of all Term B Advances

--------
* For illustrative purposes only, assuming that February 8, 2002 will be the Amendment No. 4 Effective Date, the amounts calculated pursuant to clause (a)(v) of the definition of Leverage Ratio and clause (a)(v) of the definition of Senior Leverage Ratio as of March 30, 2002, June 29, 2002, September 29, 2002 and December 30, 2002 will be $25,890,411,
         $18,410,959, $10,849,315 and $3,287,671, respectively.

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         outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):

                   DATE                                         AMOUNT
                   September 30, 2002                       $422,513.44
                   December 31, 2002                         422,513.44
                   March 31, 2003                            422,513.44

                   June 30, 2003                             422,513.44
                   September 30, 2003                        422,513.44
                   December 31, 2003                         422,513.44
                   March 31, 2004                            422,513.44

                   June 30, 2004                             422,513.44
                   September 30, 2004                        422,513.44
                   December 31, 2004                         422,513.44
                   March 31, 2005                            422,513.44

                   June 30, 2005                          39,960,013.75
                   September 30, 2005                     39,960,013.75
                   December 31, 2005                      39,960,013.75
                   January 20, 2006                       39,960,013.75

         PROVIDED, HOWEVER, that the final principal repayment installment of the Term B Advances shall be repaid on the Termination Date for the Term B Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term B Advances outstanding on such date."

         (d) Upon the occurrence of the Amendment No. 4 Effective Date, Section 5.02(g) of the Credit Agreement is hereby amended by replacing the dollar amount "$5,000,000" with the dollar amount "$7,500,000" in each place in which such dollar amount appears in such Section 5.02(g).

         SECTION 2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. This Amendment (other than Section 1) shall become effective as of the first date on which the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment. Section 1 of this Amendment shall become effective as of the first date (the "AMENDMENT NO. 4 EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

              (a) The Administrative Agent shall have received the Consent attached hereto executed by the Borrower and UIC Holdings, L.L.C.

              (b) All of the consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any governmental or regulatory authority or any other Person necessary in connection with this Amendment or any of the other transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders) and shall remain in full force and effect; and no law, rule or regulation shall be applicable in the reasonable judgment of the Required Lenders that restrains,

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         prevents or imposes materially adverse conditions upon this Amendment or any of the other transactions contemplated hereby.

              (c) The representations and warranties contained in each of the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 4 Effective Date, after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment No. 4 Effective Date, in which case as of such specific date, and (ii) that the financial statements of the Borrower referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(c) and 5.03(d), respectively, on or prior to the Amendment No. 4 Effective Date).

              (d) No event shall have occurred and be continuing or shall result from the effectiveness of this Amendment that constitutes a Default.

              (e) All of the accrued fees and expenses of the Administrative Agent, the Lead Arranger and Book Manager and the Lender Parties (including the accrued fees and expenses of counsel for the Agents) that are then due and payable shall have been paid in full.

              (f) Concurrently with the making of the Term B Advance to be made on the Amendment No. 4 Effective Date, the Borrower shall have used the proceeds of such Term B Advance to repay Revolving Credit Advances pursuant to Section 2.06(a) of the Credit Agreement.

              (g) The Administrative Agent shall have received on or before the Amendment No. 4 Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Required Lenders (unless otherwise specified) and in sufficient copies for each Lender Party:

                           (i) Certified copies of the resolutions of the Board
                  of Directors of the Borrower approving this Amendment, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Amendment.

                           (ii) A certificate of the Secretary or an Assistant
                  Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

                           (iii) Such financial, business and other information
                  regarding the Borrower and its property, assets and businesses as the Administrative Agent or the Lender Parties shall have requested.

                           (iv) Such other opinions, certificates, documents and
                  information as the Administrative Agent or the Required Lenders may reasonably request.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement, except that no amendment or waiver of any provision of this Section 2, nor consent to any departure by

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the Parent Guarantor or the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders.

         SECTION 3. AGREEMENT OF THE LENDERS. (a) The Lender Parties hereby agree that, notwithstanding anything to the contrary set forth in the Credit Agreement, (i) on the Amendment No. 4 Effective Date, Bank of America may make an additional Term B Advance to the Borrower in a principal amount of $30,000,000, and (ii) such Term B Advance will be made solely be Bank of America and shall not be made pro rata by the Term B Lenders. Upon the making of such Term B Advance, such Term B Advance will be deemed to be a Term B Advance for all purposes under the Credit Agreement and the other Loan Documents.

         (b) Solely to permit the Borrower to prepay Revolving Credit Advances on the Amendment No. 4 Effective Date, the Lender Parties hereby waive the three Business Day notice requirement set forth in Section 2.06(a) of the Credit Agreement.

         SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended and otherwise modified by the amendments specifically provided above in Sections 1 and 3, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 5. COSTS AND EXPENSES. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Lead Arranger and Book Manager (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

         SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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         SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                 THE BORROWER

                                 UNITED INDUSTRIES CORPORATION

                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 THE AGENTS

                                 BANK OF AMERICA, N.A.,
                                    as Administrative Agent

                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 BANC OF AMERICA SECURITIES LLC,
                                    as Lead Arranger and Book Manager
                                    and a Co-Arranger

                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 MORGAN STANLEY SENIOR FUNDING, INC.
                                    as Syndication Agent and a Co-Arranger

                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as Documentation Agent

                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 THE LENDER PARTIES

                                    BANK OF AMERICA, N.A.,
                                    as a Lender and the Initial Issuing Bank

                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ----------------------------------------------
                                 [Type or print name of Lender]

                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                     CONSENT

         Reference is made to (a) Amendment No. 4 to the Credit Agreement dated as of February 13, 2002 (the "AMENDMENT"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Amended and Restated Credit Agreement dated as of March 24, 1999 (as amended and otherwise modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000 and Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000, the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefore, Canadian Imperial Bank of Commerce, as Documentation Agent therefore, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefore, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder, and (c) the other Loan Documents referred to therein.

         The Borrower, in its capacity as (a) a Grantor under the Security Agreement and (b) a Grantor under each IP Security Agreement--Short Form, and UIC Holdings, L.L.C., a Delaware limited liability company, in its capacity as a party to the Holdings LLC Agreement, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that:

                  (A) each of the Security Agreement, the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form, the Patent Security Agreement--Short Form and the Holdings LLC Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 4 Effective Date, except that, on and after the Amendment No. 4 Effective Date, each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

                  (B) as of the Amendment No. 4 Effective Date, the Security Agreement the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form and the Patent Security Agreement--Short Form to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

         This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

         Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                     UNITED INDUSTRIES CORPORATION

                                     By
                                        ---------------------------------------
                                      Name:
                                      Title:

                                     UIC HOLDINGS, L.L.C.

                                     By
                                        ---------------------------------------
                                        Thomas H. Lee Equity Fund IV, L.P.,
                                        as Manager

                                     By Thomas H. Lee Company,
                                        its general partner

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title: